                                                                    Exhibit 24


              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ HOWARD H. BAKER, JR.
                           Howard H. Baker, Jr.

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ ANTONIA HANDLER CHAYES
                           Antonia Handler Chayes

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ ROBERT F. DANIELL
                           Robert F. Daniell

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ GEORGE DAVID
                           George David

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ ROBERT F. DEE
                           Robert F. Dee

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ CHARLES W. DUNCAN, JR.
                           Charles W. Duncan, Jr.

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ PEHR G. GYLLENHAMMAR
                           Pehr G. Gyllenhammar

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ GERALD D. HINES
                           Gerald D. Hines

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ CHARLES R. LEE
                           Charles R. Lee

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ ROBERT H. MALOTT
                           Robert H. Malott

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ H. A. WAGNER
                           H. A. Wagner

              UNITED TECHNOLOGIES CORPORATION

                     Power of Attorney



          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

AND GEORGE E. MINNICH, or any one of them, her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the

Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the

Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto;

hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power

of Attorney this 5th day of February, 1996.


                       /s/ JACQUELINE G. WEXLER
                           Jacqueline G. Wexler